UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2005

Integrity Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	333-95335	58-2508612

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11140 State Bridge Road, Alpharetta, Georgia 30022
(Address of Principal Executive Offices, including Zip Code)

(770) 777-0324
(Registrant’s Telephone Number, including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

     On May 18, 2005 Integrity Bancshares, Inc. (the “Company”) commenced a private placement of up to 652,174 shares of its common stock. The price per share in the offering is $23.00. The total offering price is $15,000,002. The shares are being sold on a best efforts basis to accredited investors by the Company’s directors and executive officers. No commissions are being paid. The offering is designed to be exempt from the registration requirements of the Securities Act of 1933 (the “Act”) by virtue of Section 4(2) of the Act and Rule 506 promulgated thereunder.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2005	INTEGRITY BANCSHARES, INC.
	By:	/s/ Steven M. Skow
Steven M. Skow
Chief Executive Officer